Exhibit 10.2

PURCHASE AGREEMENT

Voce Capital Management LLC on behalf of investment funds and vehicles (collectively, the “Investment Vehicles”) managed and advised by Voce Capital Management LLC that will be allocated and purchase the Notes (as defined below) (Voce Capital Management LLC and/or the Investment Vehicles, as applicable, the “Undersigned”), is entering into this Purchase Agreement (the “Agreement”) with Cutera, Inc. (the “Company”) on May 24, 2022, whereby the Undersigned will purchase (the “Purchase”) the Company’s 2.25% Convertible Senior Notes due 2028 (the “Notes”) having the terms set forth on Exhibit A hereto that will be issued pursuant to the provisions of an Indenture to be dated as of the Closing Date (as defined below) (the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee (the “Trustee”).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I: Purchase of Notes

Subject to the terms set forth in this Agreement, at the Closing (as defined herein), the Undersigned hereby agrees to purchase and the Company hereby agrees to issue and sell to the Undersigned $10.0 million in aggregate principal amount of Notes (the “Purchased Notes”).

The closing of the Purchase (the “Closing”) shall occur on May 27, 2022, or such other date, not later than the fifth business day thereafter, as the Company and the Undersigned may agree upon in writing (the “Closing Date”). At the Closing, (a) the Undersigned shall deliver or cause to be delivered to the Company cash in an amount equal to the aggregate principal amount of the Purchased Notes in immediately available funds, and (b) the Company shall deliver to the Undersigned the Purchased Notes. Simultaneously with the Closing, the Company may issue Notes to one or more other investors, subject to the terms of the Indenture, pursuant to separate purchase agreements (the “Other Agreements”).

Article II: Covenants, Representations and Warranties of the Undersigned

The Undersigned hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Undersigned is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Purchase contemplated hereby.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned, enforceable against the Undersigned in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, or (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Purchase will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s organizational documents, (ii) any agreement or instrument to which the Undersigned is a party or by which the Undersigned or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned, except solely in the case of clauses (ii) and (iii) above, for such violations, conflicts, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to materially adversely affect the Undersigned’s ability to consummate the transactions contemplated hereby.

Section 2.3 Institutional Accredited Investor or Qualified Institutional Buyer. The Undersigned is either (i) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.

Section 2.4 Adequate Information; No Reliance. The Undersigned acknowledges and agrees that (a) the Undersigned has been furnished with all materials it considers relevant to making an investment decision to enter into the Purchase and has had the opportunity to review (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, the “Public Filings”), and (ii) this Agreement (including the exhibits thereto) (the “Materials”), (b) the Undersigned has had the opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Purchase and the Notes, and to obtain from the Company any information that it considers necessary in making an informed investment decision and to verify the accuracy of the information set forth in the Public Filings and the Materials, (c) the Undersigned has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Purchase and to make an informed investment decision with respect to such Purchase, (d) the Undersigned is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives or any other entity or person, except for (A) the Public Filings, (B) the Materials, and (C) the representations and warranties made by the Company in this Agreement, and (e) the Undersigned is able to fend for itself in the Purchase, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Notes and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

Section 2.5 No Public Market. The Undersigned understands that no public market exists for the Notes, and that there is no assurance that a public market will ever develop for the Notes.

Section 2.6 Investment in the Notes. The Undersigned is acquiring the Notes solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Notes in violation of applicable securities laws.

Section 2.7 Further Action. The Undersigned agrees that it will, upon written request, execute and deliver any additional documents deemed by the Company or Trustee to be reasonably necessary to complete the Purchase.

Section 2.8 Terms. The terms of the Purchase are the result of bilateral negotiations between the parties.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Undersigned, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement and the Indenture, to perform its obligations hereunder and thereunder, and to consummate the sale of Notes contemplated hereby. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby, except as may be required under any state or federal securities laws or that may be obtained after the Closing without penalty or such that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, prospects, financial position or results of operations of the Company and its subsidiaries, taken as a whole, or on its performance of its obligations under this Agreement, the Notes or the Indenture or on the Company’s ability to timely consummate the transactions contemplated thereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. At the Closing, the Indenture will have been duly executed and delivered by the Company and will govern the terms of the Notes, and the Indenture will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the Indenture and consummation of the sale of Notes will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, prospects, financial position or results of operations of the Company and its subsidiaries, taken as a whole, or on its performance of its obligations under this Agreement, the Notes or the Indenture or on the Company’s ability to timely consummate the transactions contemplated thereby.

Section 3.3 Validity of the Purchased Notes. The Purchased Notes have been duly authorized by the Company, approved under Rule 16b-3 of the Exchange Act and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Undersigned pursuant to the Purchase against delivery of the purchase price therefor in accordance with the terms of this Agreement, the Purchased Notes will be valid and binding obligations of the Company, enforceable in accordance with their terms, except that such enforcement may be subject to the Enforceability Exceptions, and the Purchased Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.4 Validity of Underlying Common Stock. The Purchased Notes will be convertible into cash and/or shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company (the “Conversion Shares”) in accordance with the terms of the Indenture. The Conversion Shares have been duly authorized, approved under Rule 16b-3 of the Exchange Act and reserved by the Company for issuance upon conversion of the Purchased Notes. To the extent that the Company elects to deliver Conversion Shares in lieu of cash upon conversion of the Purchased Notes in accordance with the terms of the Purchased Notes and the Indenture, the Conversion Shares will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

Section 3.5 Listing Approval. At the Closing, the Conversion Shares shall be listed on the NASDAQ Global Select Market.

Section 3.6 No Litigation. There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries that would reasonably be expected to impede the consummation of the transactions contemplated hereby.

Section 3.7 SEC Filings. As of the date hereof, the Public Filings filed with the SEC since such date that is twelve months prior to the date of this Agreement, complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder applicable to the Public Filings, and none of the Public Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company represents that, other than the Other Agreements and the transactions contemplated thereby, as of the date hereof, no material event or circumstances has occurred which would be required to be publicly disclosed or announced on a Current Report on Form 8-K, either as of the date hereof or solely with the passage of time by the Company but which has not been so publicly announced or disclosed.

Section 3.8 Investment Company. The Company is not and, after giving effect to the Purchase contemplated by this Agreement, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

Section 3.9 U.S. Real Property Holding Corporation. Neither the Company nor any of its subsidiaries is, or has ever been, and so long as any of the Notes or Conversion Shares are held by the Undersigned, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company and each subsidiary shall so certify upon the Undersigned’s request.

Section 3.10 Listing. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the Nasdaq Stock Market under the symbol “CUTR.” The Company is in compliance in all material respects with the rules of the Nasdaq Stock Market and there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the Nasdaq Stock Market or the SEC with respect to any intention by such entity to deregister the shares of Common Stock or prohibit or terminate the listing of the shares of Common Stock on the Nasdaq Stock Market. The Company has taken no action that is designed to terminate the registration of the shares of Common Stock under the Exchange Act.

Section 3.11 Compliance with Laws. Except for such matters as have not had and would not be reasonably likely to have a material adverse effect on the business, properties, assets, liabilities, operations, prospects, financial position or results of operations of the Company and its subsidiaries, taken as a whole, or affect the Company’s ability to timely consummate the transactions contemplated hereby in any material respect, the Company is in compliance with all laws applicable to the conduct of the business of the Company.

Section 3.12 Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested shareholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under its certificate of incorporation, bylaws or other organizational documents or the laws of the jurisdiction of its formation (including, without limitation, Section 203 of the Delaware General Corporation Law) which is or could become applicable to the Undersigned as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Notes and the Conversion Shares and the Undersigned’s ownership of such securities. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company or any of its subsidiaries.

Section 3.13 Placement Agent Agreement. The Undersigned shall be a third-party beneficiary of all representations and warranties of the Company contained in that certain Placement Agent Agreement, dated as of May 24, 2022, by and between the Company and Goldman Sachs & Co. LLC.

Section 3.14 Fees and Expenses. The Company shall reimburse the Undersigned or its designee(s) for all reasonable costs and expenses incurred in connection with the transactions contemplated by this Agreement and the Indenture (including all legal fees and disbursements in connection herewith and therewith, documentation and implementation of the transactions contemplated hereby and thereby and due diligence in connection herewith therewith), which amount may be withheld by the Undersigned from its purchase price at the Closing. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions relating to or arising out of the transactions contemplated hereby and by the Indenture, including, without limitation, any fees or commissions payable to Goldman Sachs & Co. LLC. Except for Goldman Sachs & Co. LLC, no broker or finder is entitled to any brokerage or finder’s fee or commission in connection with the sale of the Purchased Notes to the Undersigned. The Company shall pay, and hold the Undersigned harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth herein, each party to this Agreement shall bear its own expenses in connection with the sale of the Notes to the Undersigned.

Section 3.15 Material Terms. Exhibit A contains all material terms of the Purchase, the Notes and the Indenture and does not contain or represent an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, misleading, and, except as set forth in this Agreement, the terms set forth in Exhibit A are identical to the terms of the Notes offered and sold in the Rule 144A Offering (as defined below) and no investor therein is receiving any more favorable terms.

Section 3.16 Terms. The terms of the Purchase are the result of bilateral negotiations between the parties.

Article IV: Registration Rights

Section 4.1 The Company agrees that, no later than 90 calendar days prior to the one-year anniversary of the Closing Date (the “Filing Date”), the Company will file with the SEC (at the Company’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Notes, Conversion Shares, any other shares of Common Stock issued or issuable to the Undersigned as of the Filing Date and any other equity security issued or issuable to the Undersigned by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement (collectively, the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by no later than the one-year anniversary of the Closing Date (the “Effectiveness Date”); provided, further, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon the Undersigned furnishing a completed and executed selling shareholder questionnaire in customary form to the Company that contains the information required by SEC rules for a Registration Statement regarding the Undersigned, the securities of the Company held by the Undersigned and the intended method of disposition of the Registrable Securities to effect the registration of the Registrable Securities, and the Undersigned shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted hereunder. For the avoidance of doubt, the Undersigned shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. The Undersigned agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to the Company (or its successor) upon reasonable request to assist the Company in making the determination described above. The Company shall provide a draft of the Registration Statement to the Undersigned for review at least two (2) business days in advance of the Filing Date, and the Undersigned shall provide any comments on the Registration Statement to the Company no later than the day immediately preceding the Filing Date. In no event shall the Undersigned be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requires that the Undersigned be identified as a statutory underwriter in the Registration Statement, the Undersigned will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company, in which case the Company’s obligation to register the Registrable Securities will be deemed satisfied or (ii) be included as such in the Registration Statement. The Registration Statement shall be on Form S-3 (or Form S-1, if Form S-3 is not available; provided, the Company may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such

Form S-3). Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise (and notwithstanding that the Company used diligent efforts to advocate with the staff of the SEC for the registration of all or a greater portion of the Registrable Securities), such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted to be registered by the SEC. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend the Registration Statement or file a new Registration Statement (such amendment or new Registration Statement shall also be deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and cause such amendment or Registration Statement to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to sixty (60) calendar days after the filing of such Registration Statement if such Registration Statement is reviewed by, and comments thereto are provided from, the SEC; provided, further the Company shall have such Registration Statement declared effective within five (5) business days after the date the Company is notified in writing by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this Section 4.1. Upon notification by the SEC that any Registration Statement has been declared effective by the SEC, within two (2) business days thereafter, the Company shall file the final prospectus under Rule 424 of the Securities Act.

Section 4.2 In the case of the registration effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Undersigned as to the status of such registration. At its expense the Company shall:

Section 4.2.1 except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Undersigned, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions through the date the earlier of (i) the date on which the Undersigned no longer owns any Registrable Securities and (ii) the first date on which the Undersigned can sell all of its Registrable Securities (or shares received in exchange therefor) without restriction under Rule 144, including without limitation, without any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) or Rule 144(i)(2), as applicable;

Section 4.2.2 advise the Undersigned within five (5) business days:

(a) when a Registration Statement or any post-effective amendment thereto has been filed with the SEC and when such Registration Statement or post-effective amendment thereto has become effective;

(b) after it shall receive notice or obtain knowledge thereof, of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(c) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(d) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(e) subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading;

Section 4.2.3 use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

Section 4.2.4 upon the occurrence of any event contemplated in Section 4.2.2(d), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

Section 4.2.5 use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Company’s Common Stock is then listed;

Section 4.2.6 make and keep public information available, as those terms are understood and defined in Rule 144 and file with the SEC in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

Section 4.2.7 if the Registrable Securities are (i) eligible to be sold pursuant to an effective Registration Statement or without restriction under, including without limitation, without any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) or Rule 144(i)(2), as applicable, Rule 144 under the Securities Act or (ii) sold, then at the Undersigned’s request in connection with a transfer or sale of Registrable Securities, the Company will cause its transfer agent to remove any restrictive legend, and the Undersigned shall provide all necessary certificates to facilitate the same. In connection therewith, if required by the Company’s transfer agent, the Undersigned’s broker and subject to the delivery by the Undersigned of any customary and reasonable representations or other documentation in connection therewith, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent or the Undersigned’s broker, together with any other authorizations, certificates and directions required by the transfer agent or broker, as the case may be, that authorize and direct the issuance of such Registrable Securities without any such legend; provided that, notwithstanding the foregoing, Company will not be required to deliver any such opinion, authorization, certificate or direction if it reasonably believes that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.

Section 4.3 Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Undersigned not to sell under the Registration Statement or to suspend the effectiveness thereof, if the filing, effectiveness or continued use of any Registration Statement would require the Company to make any public disclosure of material non-public information, which disclosure, in the good faith determination of the board of directors of the Company, after consultation with external counsel to the Company, (a) would be required to be made in any Registration Statement to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act in order for the applicable Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading or to comply with applicable disclosure requirements, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Company has a bona fide business purpose for not making such information public (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Undersigned agrees that it will promptly discontinue offers and sales of Registrable Securities under the Registration Statement until the Undersigned receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales (which notice shall not contain material non-public information and which notice shall not be subject to any duty of confidentiality). If so directed by the Company, the Undersigned will deliver to the Company or, in the Undersigned’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in the Undersigned’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent the Undersigned is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended Common Stock to a transferee of the Undersigned in connection with any sale of Registrable Securities with respect to which the Undersigned has entered into a contract for sale, prior to the Undersigned’s receipt of the notice of a Suspension Event and for which the Undersigned has not yet settled.

Section 4.4 The Undersigned may deliver written notice (including via email in accordance with this Agreement) (an “Opt-Out Notice”) to the Company requesting that the Undersigned not receive notices from the Company otherwise required by this Article 4; provided, however, that the Undersigned may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Undersigned (unless subsequently revoked), (i) the Company shall not deliver any such notices to the Undersigned and the Undersigned shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Undersigned’s intended use of an effective Registration Statement, the Undersigned will notify the Company in writing at least three (3) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 4.4) and the related suspension period remains in effect, the Company will so notify the Undersigned, within one (1) business day of the Undersigned’s notification to the Company, by delivering to the Undersigned a copy of such previous notice of Suspension Event, and thereafter will provide the Undersigned with the related notice of the conclusion of such Suspension Event immediately upon its availability (which notice in all cases shall not contain material non-public information and which notice shall not be subject to any duty of confidentiality).

Section 4.5 The Company shall indemnify and hold harmless the Undersigned (to the extent a seller under the Registration Statement), the officers, directors, members, managers, partners, agents, investment advisors and employees of the Undersigned, each person who controls the Undersigned (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, except to the extent that untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Undersigned furnished in writing to the Company by or on behalf of the Undersigned expressly for use therein or such the Undersigned has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder. The Company shall notify the Undersigned promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Article 4 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party. Notwithstanding the forgoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company.

Section 4.6 The Undersigned shall, severally and not jointly with any selling stockholder named in the Registration Statement, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Undersigned furnished in writing to the Company by or on behalf of the Undersigned expressly for use therein. In no event shall the liability of The Undersigned be greater in amount than the dollar amount of the net proceeds received by the Undersigned upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, the Undersigned indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Undersigned.

Section 4.7 Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

Section 4.8 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.

Section 4.9 If the indemnification provided under this Article 4 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of the Undersigned shall be limited to the net proceeds received by such the Undersigned from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in this Article 4, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.9 from any person or entity who was not guilty of such fraudulent misrepresentation.

Section 4.10 All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to this Article IV, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. In addition, the Company shall pay all fees and expenses incurred by the Undersigned in connection with the sale of the Notes and/or Conversion Shares, including, without limitation, for (i) any due diligence by the Undersigned, (ii) any letter from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Undersigned, and (iii) an opinion of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Undersigned. The Company shall also reimburse the Undersigned for the fees and disbursements of legal counsel in connection with the foregoing.

Section 4.11 For purposes of this Article IV, “Undersigned” shall include any affiliate of the Undersigned to which the rights under this Article IV shall have been duly assigned.

Article V: Closing Conditions & Notification

Section 5.1 Conditions to Obligations of the Undersigned and the Company. The obligations of the Undersigned to deliver the purchase price and of the Company to deliver the Purchased Notes are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Undersigned and the Company contained in Articles II and III, respectively, shall be true and correct as of the Closing in all material respects (except for those representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made as of the Closing and unless notice is given pursuant to Section 5.2 below, each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of the Closing Date.

Section 5.2 Additional Conditions to Obligations of the Undersigned. The Closing shall be conditioned upon, and occur concurrently with, the closing of the Company’s sale of at least $200,000,000 aggregate principal amount of Notes pursuant to Rule 144A under the Securities Act (the “Rule 144A Offering”).

Section 5.3 Notification. The Undersigned hereby covenants and agrees to promptly notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect in any material respect (or in all respects with respect to those representations and warranties that are qualified by materiality or material adverse effect). The Company hereby covenants and agrees to notify the Undersigned upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect in any material respect (or in all respects with respect to those representations and warranties that are qualified by materiality or material adverse effect).

Article VI: Miscellaneous

Section 6.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Purchase embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 6.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 6.3 Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Undersigned shall be delivered, mailed or sent to 600 Montgomery Street, Suite 4400, San Francisco, California 94111; if to the Company shall be delivered, mailed or sent to Cutera, Inc. 3240 Bayshore Blvd. Brisbane, California 94005, Attention: General Counsel, with a copy (which shall not constitute notice) to Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, California 94304, Attention: Philip H. Oettinger.

Section 6.4 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 6.5 Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 6.6 Assignment; Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns. No party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (in the case of assignment by a Undersigned) or the Undersigned (in the case of assignment by the Company).

Section 6.7 Further Assurances. The parties hereto each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, including giving any further assurances, as any party may reasonably request in connection with the transactions contemplated by and in this Agreement. In addition, subject to the terms and conditions set forth in this Agreement, each of the parties shall use its reasonable best efforts (subject to, and in accordance with, applicable law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things reasonably necessary under applicable laws to consummate and make effective the Purchase contemplated hereby, including the obtaining of all reasonably necessary approvals or waivers from third parties and the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated hereby.

Section 6.8 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any non-compliance or breach be deemed to be a waiver of a party’s rights and remedies with respect to such non-compliance or breach.

Section 6.9 Third-Party Beneficiaries. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 6.10 Termination. Notwithstanding any other provision hereof to the contrary, if the Closing has not occurred by 5:00 p.m. (New York City time) on the tenth (10th) business day following the date hereof, unless otherwise mutually agreed to by the parties to this Agreement, the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:		“COMPANY”
VOCE CAPITAL MANAGEMENT LLC,		CUTERA, INC.

As the investment manager to the Investment Vehicles

By:	/s/ J. Daniel Plants	By:	/s/ Dave Mowry
Name: J. Daniel Plants		Name: Dave Mowry
Title: Managing Member		Title: Chief Executive Officer

Signature Page to Purchase Agreement

EXHIBIT A